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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 22, 2005 (June 21, 2005)
Date of report

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-25734, 001-13684	54-1746567
________________	_____________________________	____________________
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street Danville, Virginia 24541 (Address of principal executive offices)

(434) 792-7511 (Registrant's telephone number, including area code)

DIMON Incorporated
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

	ITEM 8.01	Other Events

          On June 21, 2005, Alliance One International, Inc. issued a press release announcing the it has entered into an agreement for the sale of its CRES NEVA processing facility in St. Petersburg, Russia, to JT International Holding BV (JTI).   The sale is expected to be completed June 30, 2005.   Alliance One will maintain its presence in Russia through its subsidiary, Leaf Trading Co., Ltd, and will continue, through a long-term contract with JTI, to provide its customers with a full range of expanded stem services, including processing and third party supply.

	ITEM 9.01	Financial Statements and Exhibits

( c )	Exhibits

	Exhibit No.	Description
	99.1	Press Release, dated June 21, 2005 announces it will sale the CRES NEVA Processing Facility.

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Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2005	Alliance One International, Inc.
Registrant

By: /s/ Thomas G. Reynolds
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Thomas G. Reynolds Vice President - Controller (Chief Accounting Officer)

Alliance One International, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Press Release, dated June 21, 2005 announcing the sale it will sale the CRES NEVA Processing Facility…….	5

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